SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 23, 2006 (June 22, 2006)

TRIBEWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-28675	94-337095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Via Quito
Newport Beach, California 92663
(Address of Principal Executive Offices) (Zip Code)

(949) 723-0075
(Registrant’s telephone number, including area code)

__________________________
(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)
Effective as of June 22, 2006, Michael T. Murphy was appointed by the directors of Tribeworks, Inc. (the “Company”) to serve as the Chief Operating Officer of the Company until its next annual election of officers.

ITEM 9.01	FINANCIAL STATEMENTS ANDEXHIBITS.

(c)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 22, 2006 announcing the election of Michael T. Murphy as Chief Operating Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBEWORKS, INC.

Date: June 22, 2006	By:	/s/ PETER B. JACOBSON
PETER B. JACOBSON,
Chief Executive Officer